Exhibit 10.1

FIRST AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 1, 2005 (this “Amendment”), is entered into by and among U.S. SHIPPING PARTNERS L.P., a Delaware limited partnership, U.S. SHIPPING OPERATING LLC, a Delaware limited liability company, ITB BALTIMORE LLC, a Delaware limited liability company, ITB GROTON LLC, a Delaware limited liability company, ITB JACKSONVILLE LLC, a Delaware limited liability company, ITB MOBILE LLC, a Delaware limited liability company, ITB NEW YORK LLC, a Delaware limited liability company, ITB PHILADELPHIA LLC, a Delaware limited liability company, USS CHARTERING LLC, a Delaware limited liability company, USCS CHEMICAL CHARTERING LLC, a Delaware limited liability company, USCS CHEMICAL PIONEER INC., a Delaware corporation and successor-by-conversion to USCS Chemical Pioneer LLC, USCS CHARLESTON LLC, a Delaware limited liability company, USCS CHARLESTON CHARTERING LLC, a Delaware limited liability company, USCS ATB LLC, a Delaware limited liability company (each of the foregoing being individually called a “Borrower” and collectively, the “Borrowers”), the various financial institutions as are or may become parties to the Credit Agreement as defined hereinafter (collectively, the “Lenders”), CANADIAN IMPERIAL BANK OF COMMERCE (“CIBC”), as administrative agent (in such capacity together with its successors in such capacity, the “Administrative Agent”) for the Lenders, CIBC, as letter of credit issuer (the “Letter of Credit Issuer”), and KEYBANK NATIONAL ASSOCIATION, as collateral agent (in such capacity, together with its successors in such capacity, the “Collateral Agent”) for the Secured Parties (as defined in the Credit Agreement hereinafter defined).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders, the Letter of Credit Issuer, the Administrative Agent and the Collateral Agent have entered into that certain Second Amended and Restated Credit Agreement dated as of November 3, 2004 (the “Credit Agreement”).

WHEREAS, the Borrowers intend to increase the Commitments pursuant to Section 2.1.6 of the Credit Agreement and to use the proceeds of the Credit Extensions utilizing such increased Commitments (a) to acquire the M/V Gus W. Darnell, a vessel that has been operating for at least six months prior to such acquisition by the Borrowers and (b) to construct one or more new articulated tug-barge vessel in addition to the ATB (such vessels, the “New ATBs”).

WHEREAS, the Borrowers, the Lenders, the Letter of Credit Issuer, the Administrative Agent and the Collateral Agent intend to amend certain provisions of the Credit Agreement as set forth herein.

NOW THEREFORE, in consideration of the foregoing and the mutual agreements set forth herein, the parties hereto agree as follows:

SECTION 1.         Definitions.  Unless otherwise defined in this Amendment, each capitalized term used in this Amendment has the meaning assigned to such term in the Credit Agreement.

SECTION 2.         Amendment of Section 1.1 of the Credit Agreement.  Section 1.1 of the Credit Agreement is hereby amended as follows:

(a)           The following defined term is inserted in Section 1.1 of the Credit Agreement immediately after the definition for “Credit Facility Pro Rata Share” and immediately before the definition for “Debt”:

“              “Darnell Acquisition Agreement” means that certain Memorandum of Agreement, dated July 5, 2005, by and between Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee under the Owner Trust agreement dated September 11, 1985, as “Sellers” and MLP or its guaranteed nominee as “Buyers”, as amended or otherwise modified from time to time.”

(b)           Clause (f) of the definition of “Indebtedness” is amended (i) by inserting the text “or the Darnell Acquisition Agreement” immediately after the text “the ATB Construction Contract” and (ii) by inserting the text “provided, however, that any agreement to pay for the purchase or construction of one or more vessels and other assets relating to such vessels upon the delivery of such acquired vessels where the acquisition of such vessels and related assets are otherwise permitted under this Agreement shall not be deemed to be “Indebtedness” hereunder until the earlier of (a) the first date of delivery of any such vessel or other related asset in accordance with such agreement or (b) the first date any payment (other than an initial deposit) is made by any Borrower or Subsidiary for the purchase or construction of such vessel or other related asset” immediately before the text “; and”.

(c)           The definition of “Vessel Acquisition” is amended by inserting the text “but including the M/V Gus Darnell acquired pursuant to the Darnell Acquisition Agreement” immediately after the text “excluding the ATB”.

SECTION 3.         Amendment of Section 3.1 of the Credit Agreement.  Clause (c) of Section 3.1 of the Credit Agreement is hereby amended by deleting the repayment schedule in its entirety and inserting the following schedule in lieu thereof:

Date	Amount
September 30, 2005	$375,000
December 31, 2005	$462,549
March 31, 2006	$462,549
June 30, 2006	$462,549
September 30, 2006	$462,549
December 31, 2006	$462,549
March 31, 2007	$1,541,829
June 30, 2007	$1,541,829
September 30, 2007	$1,541,829
December 31, 2007	$1,541,829
March 31, 2008	$3,083,658
June 30, 2008	$3,083,658
September 30, 2008	$3,083,658
December 31, 2008	$3,083,658
March 31, 2009	$3,083,658
June 30, 2009	$3,083,658
September 30, 2009	$3,083,658
December 31, 2009	$64,217,166
April 30, 2010	$64,217,167

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SECTION 4.         Amendment of Section 7.2.7 of the Credit Agreement.  Section 7.2.7 of the Credit Agreement is hereby amended by (a) deleting the text “or commit to make” and (b) inserting the text “, expenditures for the purchase of the M/V Gus W. Darnell pursuant to the Darnell Acquisition Agreement and refurbishment of the M/V Gus W. Darnell in an amount not to exceed $30,000,000 in the aggregate,” immediately after the text “expenditures for the ATB”.

SECTION 5.         Calculation of Consolidated Pro Forma EBITDA.  The parties hereto agree with the Administrative Agent that for each period that Consolidated Pro Forma EBITDA is calculated after the delivery of the M/V Gus W. Darnell to the Borrowers, Consolidated Pro Forma EBITDA shall be calculated after giving pro forma effect to the acquisition of the M/V Gus W. Darnell during the period as if such acquisition had occurred on the first day of such period.

SECTION 6.         Ratification.  Each Borrower hereby ratifies and confirms all of the Obligations under the Credit Agreement and the other Loan Documents.  This Amendment is an amendment to the Credit Agreement, and the Credit Agreement as amended hereby, is hereby ratified, approved and confirmed in each and every respect.

SECTION 7.         Effectiveness.  This Amendment shall be effective as of July 5, 2005, provided that the conditions set forth in this Section 5 are satisfied:

(a)           The Administrative Agent shall have received duly executed counterparts of this Amendment from the Borrowers, the Administrative Agent, the Letter of Credit Issuer, the Collateral Agent and the Majority Lenders.

(b)           To induce the Lenders to enter into this Amendment, each of the Borrowers shall have represented and warranted to the Administrative Agent, the Letter of Credit Issuer, the Collateral Agent and the Lenders, and by its execution and delivery of this Amendment such Borrower does hereby represent and warrant to the Administrative Agent, the Letter of Credit Issuer, the Collateral Agent and the Lenders,

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that (i) the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of such Borrower; (ii) the Credit Agreement and each other Loan Document to which it is a party constitute valid and legally binding agreements enforceable against such Borrower in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or other similar laws relating to or affecting the enforcement of creditors’ rights generally and by general principles of equity, (iii) the representations and warranties by such Borrower contained in the Credit Agreement and in the other Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, except those that by their terms relate solely as to an earlier date, in which event they shall be true and correct on and as of such earlier date, and (iv) no Default or Event of Default exists under the Credit Agreement or any of the other Loan Documents.

SECTION 8.         Conditions Subsequent.  The Borrowers hereby covenant and agree that they

(a)           shall execute and deliver a Mortgage, substantially in the form of Exhibit G to the Credit Agreement, within twenty (20) Business Days (or such timeframe as is acceptable to the Administrative Agent) after the delivery of the M/V Gus W. Darnell to any Borrower or Subsidiary of a Borrower;

(b)           shall deliver a Third Party Consent, substantially in the form of Exhibit K-2 to the Credit Agreement, duly executed and delivered by each charterer who executes a time charter for any period equal to or greater than two years with any Borrower or Subsidiary of a Borrower with respect to the M/V Gus W. Darnell not later than 180 days immediately following the execution of such charter; and

(c)           shall not, and shall not permit any of their respective Subsidiaries to, make any disbursement of funds to any contractor for the construction of each of the New ATBs, other than the payment of a premium in an amount not in excess of $1,000,000 with respect to purchasing an option to have the contractor construct each of the New ATBs, unless prior to any such disbursement each of the following conditions shall have been satisfied with respect to each New ATB:  (i) one or more of the Borrowers, or a wholly-owned Subsidiary thereof, shall have entered into a fixed price construction contract, which may include a fluctuating speed bonus component, with the contractor for the construction of the New ATB at a total cost not in excess of $48,000,000, with a construction period of no longer than 24 months and which is otherwise in form and substance reasonably satisfactory to the Administrative Agent; (ii) the Borrowers, or a wholly-owned Subsidiary thereof, shall have obtained a completion bond, insurance policy, standby letter of credit, deposit arrangement, or other arrangement, in an amount, upon terms and from parties that are reasonably satisfactory to the Administrative Agent, to assure the timely completion and certification of the New ATB with such arrangement to be maintained throughout the construction period; and (iii) the Administrative Agent shall have received a consent and agreement to the assignment and creation of a security interest in the construction contract with the contractor for the construction of the New ATB by the Borrowers, or a wholly-owned Subsidiary thereof, to the Collateral Agent for

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the benefit of the Secured Parties of all of the Borrowers’ and its Subsidiaries’ rights, title and interests in, to and under the construction contract as security for the Obligations.

SECTION 9.         Governing Law; Severability; Entire Agreement.  THIS AMENDMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION).  Any provision of this Amendment or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.  This Amendment and the other Transaction Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

SECTION 10.       Execution in Counterparts.  This Amendment may be executed by the parties hereto in several counterparts, each of which shall be executed by the Borrowers and the Administrative Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement.

SECTION 11.       Successors and Assigns.  This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that (a) no Borrower may assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent, the Letter of Credit Issuer and all Lenders; and (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 10.11 of the Credit Agreement.

SECTION 12.       Miscellaneous.  (a) On and after the effectiveness of this Amendment, each reference in each Transaction Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended or otherwise modified by this Amendment; (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any default of the Borrower or any right, power or remedy of the Administrative Agent, the Letter of Credit Issuer, the Collateral Agent or the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents; (c) this Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement; and (d) a facsimile signature of any party hereto shall be deemed to be an original signature for purposes of this Amendment.

[Remainder of Page Left Intentionally Blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by its officers thereunto duly authorized as of the date first above written.

BORROWERS:

U.S. SHIPPING PARTNERS L.P.

By:	US Shipping General Partner LLC,
its General Partner

By:	/s/ Paul Gridley
Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

U.S. SHIPPING OPERATING LLC

By:	/s/ Paul Gridley
Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

ITB BALTIMORE LLC

By:	/s/ Paul Gridley
Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

ITB GROTON LLC

By:	/s/ Paul Gridley
Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

ITB JACKSONVILLE LLC

By:	/s/ Paul Gridley
Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

ITB MOBILE LLC

By:	/s/ Paul Gridley
Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

ITB NEW YORK LLC

By:	/s/ Paul Gridley
Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

ITB PHILADELPHIA LLC

By:	/s/ Paul Gridley
Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

USS CHARTERING LLC

By:	/s/ Paul Gridley
Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

USCS CHEMICAL CHARTERING LLC

By:	/s/ Paul Gridley
Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

USCS CHEMICAL PIONEER INC.

By:	/s/ Paul Gridley
Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

USCS CHARLESTON CHARTERING LLC

By:	/s/ Paul Gridley
Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

USCS CHARLESTON LLC

By:	/s/ Paul Gridley
Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

USCS ATB LLC

By:	/s/ Paul Gridley
Name:	Paul Gridley
Title:	Chairman and Chief Executive Officer

AGENTS AND LENDERS:

CANADIAN IMPERIAL BANK
OF COMMERCE, as Administrative Agent and
Letter of Credit Issuer

By:
Name:
Title:

KEYBANK NATIONAL ASSOCIATION, as
Collateral Agent and Lender

By:
Name:
Title:

,
as Lender

By:
Name:
Title: